Exhibit 8.1

List of subsidiaries of H World Group Limited

List of Subsidiaries

I.Directly-Owned Subsidiaries:

China Lodging Investment Limited (Cayman Islands)
H World Holdings (HK) Limited (Hong Kong)
H World Holdings Singapore Pte. Ltd. (Singapore)
City Home Group Limited (Cayman Islands)
HanTing (Tianjin) Investment Consulting Co., Ltd. (PRC)

II. Indirectly-Owned Subsidiaries:

1.	100% Owned Subsidiaries
1.001	Starway Hotels (Hong Kong) Limited (Hong Kong)
1.002	Crystal Orange Hotel Holdings Limited (BVI)
1.003	Orange Hotel Hong Kong Limited (Hong Kong)
1.004	ACL Greater China Limited (Hong Kong)
1.005	H World (HK) Investment Limited
1.006	TAHM Investment Limited (Hong Kong)
1.007	Huazhu Investment I Limited (Hong Kong)
1.008	Huazhu Investment II Limited (Hong Kong)
1.009	Starway Hotel Holdings Limited (BVI)
1.010	Hi Inn Hotel Holdings Limited (BVI)
1.011	Hi Inn Hotel (Hong Kong) Limited (Hong Kong)
1.012	Starway Lodging (Hong Kong) Limited (Hong Kong)
1.013	City Home Investment Limited (Hong Kong)
1.014	Huazhu K.K. (Japan)
1.015	Huazhu Investment GmbH (Germany)
1.016	DH Group GmbH & Co. KG (Germany)
1.017	Huazhu Hospitality Inc (BVI)
1.018	Huazhu Hospitality (Hong Kong) Limited (Hong Kong)
1.019	Steigenberger Hotels GmbH (Germany)
1.020	IntercityHotel GmbH (Germany)
1.021	Deutsche Hospitality Hotels Czech Republic s.r.o.(Czech Republic)
1.022	Sourcify GmbH (Germany)
1.023	Steigenberger Consulting GmbH (Germany)
1.024	Deutsche Hospitality Asset GmbH (Germany)
1.025	Hotel Columbia 2 GmbH(Germany)
1.026	Steigenberger Spa GmbH (Germany)
1.027	Hotel Columbia 4 GmbH(Germany)
1.028	STAG Hotelverwaltungs-Gesellschaft mbH (Austria)
1.029	Steigenberger Hotels AG (Switzerland)
1.030	STAG Hotels Netherlands B.V. (Netherlands)
1.031	Scheveningen Hotel Holding B.V. (Netherlands)
1.032	STAG Belgium N.V. (Belgium)
1.033	Steigenberger Italia S.r.l. (Italy)
1.034	Steigenberger DMCC (UAE)
1.035	Tunisian Hospitality Group SARL (Tunisia)
1.036	STAG Hotels Hungary Szállodaipari Kft. (Hungary)
1.037	Deutsche Hospitality Hotels Spain S.L. (Spain)
1.038	Steigenberger Akademie GmbH (Germany)
1.039	STEIGENBERGER HOTELFACHSCHULE GmbH (Germany)
1.040	Steigenberger Berufsfachschule für Assistenten im Hotel- und Tourismusmanagement gGmbH (Germany)
1.041	STEIGENBERGER HOTELBERUFSFACHSCHULE GmbH (Germany)
1.042	Yagao Meihua Hotel Management Co., Ltd.
1.043	Tianjin Yagao Hotel Management Co., Ltd.

1.044	Starway Hotel Management (Shanghai) Co., Ltd.
1.045	Orange Hotel Management (China) Co., Ltd.
1.046	Beijing Crystal Orange Hotel Management Consulting Co., Ltd.
1.047	Beijing Orange Times Softwares Technology Co., Ltd.
1.048	Yiju (Shanghai) Hotel Management Co., Ltd.
1.049	Shanghai HanTing Hotel Management Group, Ltd.
1.050	HanTing Xingkong (Shanghai) Hotel Management Co., Ltd.
1.051	Hanting (Shanghai) Enterprise Management Co., Ltd.
1.052	Huazhu (Hainan) Hotel Management Co., Ltd
1.053	Shanghai Huaxiang Catering Management Co., Ltd.
1.054	Hai Haiyou Hotel Management (Ningbo) Co., Ltd.
1.055	Xingji Hotel Management (Ningbo) Co., Ltd.
1.056	Suzhou Siting Hotel Limited
1.057	Nanjing Yiya Hotel Management Co., Limited
1.058	Tianjin Huazhu Hotel Limited
1.059	Chengdu Kehua Hotel Limited
1.060	Chengdu Siting Hotel Limited
1.061	Ya’an Yiya Hotel Limited
1.062	Huasu (Hainan) Enterprise Management Co., Ltd.
1.063	Jizhu Information Technology (Shanghai) Co., Ltd.
1.064	Huazhu Hotel Management (Ningbo) Co., Ltd.
1.065	Huazhu Xingshun (Suzhou) Tourism Investment Co., Ltd.
1.066	Shanghai Chengge Hotel Management Co., Ltd.
1.067	Huazhu Hotel Management (Shenzhen) Co., Ltd.
1.068	Shanghai Shuohong Hotel Management Co., Ltd.
1.069	Shanghai Ibis Hotel Management Co., Limited
1.070	Nanjing Meiyue Hotel Management Co., Ltd.
1.071	Xi’an Anruosi Hotel Management Co., Ltd.
1.072	Xi’an Yusi Hotel Management Co., Ltd.
1.073	Ibis Xiamen Hotel Limited
1.074	Beijing Yaoting Hotel Management Co., Ltd.
1.075	Beijing Xiting Hotel Management Co., Ltd.
1.076	Beijing Huazhu Ruijing Hotel Management Co., Ltd.
1.077	Shanghai Yiju Hotel Management Co., Ltd. （上海逸居酒店管理有限公司）
1.078	Wuxi Yiju Hotel Management Co., Ltd.
1.079	Shanghai Yate Hotel Management Co., Ltd.
1.080	Shanghai Songting Hotel Management Co., Ltd.
1.081	Shanghai Qinting Hotel Management Co., Ltd. （上海沁庭酒店管理有限公司）
1.082	Shanghai Xinting Hotel Management Co., Ltd.（上海新庭酒店管理有限公司）
1.083	Shanghai Pengting Hotel Management Co., Ltd.
1.084	Shanghai Luting Hotel Management Co., Ltd.
1.085	Shanghai Haoting Hotel Management Co., Ltd. （上海灏庭酒店管理有限公司）
1.086	Shanghai Changting Hotel Management Co., Ltd.（上海长庭酒店管理有限公司）
1.087	Shanghai Jiating Hotel Management Co., Ltd.
1.088	Shanghai Xiting Hotel Management Co., Ltd. (上海熙庭酒店管理有限公司)
1.089	Shanghai Yaogu Shangwu Hotel Management Co., Ltd.
1.090	Shanghai Aiting Hotel Management Co., Ltd.
1.091	Shanghai Yiju Hotel Management Co., Ltd. （上海宜居酒店管理有限公司）
1.092	Shanghai Qinting Hotel Management Co., Ltd. （上海钦庭酒店管理有限公司）
1.093	Shanghai Changting Hotel Management Co., Ltd.（上海畅庭酒店管理有限公司）
1.094	Shanghai Huawei Education Technology Co., Ltd.
1.095	Hangzhou Qiuting Hotel Management Co., Ltd.

1.096	Hangzhou Yishitan Investment and Management Co., Ltd.
1.097	Hangzhou Senting Hotel Management Co., Ltd.
1.098	Beijing Zhongting Hotel Management Co., Ltd.
1.099	Beijing HanTing Jiamei Hotel Management Co., Ltd.
1.100	Beijing HanTing Ruijing Hotel Management Co., Ltd.
1.101	Beijing Jiating Hotel Management Co., Ltd.
1.102	Beijing Anting Hotel Management Co., Ltd.
1.103	Tianjin Yiting Hotel Management Co., Ltd.
1.104	Tianjin HanTing Xingkong Hotel Management Co., Ltd.
1.105	Xi’an HanTing Fukai Hotel Management Co., Ltd.
1.106	Xi’an Fengting Hotel Management Co., Ltd.
1.107	Jinan Hanting Hotel Management Co., Ltd.
1.108	Zibo HanTing Hotel Management Co., Ltd.
1.109	Xiamen Wuting Hotel Co., Ltd.
1.110	Xiamen Tingju Hotel Co., Ltd.
1.111	Xiamen Xiating Hotel Co., Ltd.
1.112	Guangzhou Chengting Hotel Management Co., Ltd.
1.113	Guangzhou Shangbin Hotel Co., Ltd.
1.114	Guangzhou Mengting Hotel Management Co., Ltd.
1.115	Guangzhou Huiting Hotel Management Co., Ltd.
1.116	Guangzhou Meiting Hotel Management Co., Ltd.
1.117	Shenzhen Shenting Hotel Management Co., Ltd.
1.118	Shenzhen HanTing Hotel Management Co., Ltd.
1.119	Taiyuan Hanting Jiangnan Hotel Management Co., Ltd.
1.120	Wuhan Changting Hotel Management Co., Ltd.
1.121	Shenyang Maruika Hotel Management Co., Ltd.
1.122	Kunming Xiting Hotel Management Co., Ltd.
1.123	Baotoushi Anting Hotel Management Co., Ltd.
1.124	Huazhu Hotel Management Co., Ltd.
1.125	Hanting Technology (Suzhou) Co., Ltd.
1.126	Tianjin Huasu Enterprise Management Co., Ltd.
1.127	Shanghai Keting E-Commerce Co., Ltd.
1.128	Shanghai Huazhu Commercial Factoring Co., Ltd.
1.129	Shanghai Zhiyu Information Consulting Co., Ltd.
1.130	Chengdu Zongju Hotel Management Co., Ltd.
1.131	Tianjin Huarui Hotel Management Co., Ltd.
1.132	Banma Yigou E-Commerce Co., Ltd.
1.133	Shanghai Huiting Hotel Management Co., Ltd. （上海荟庭酒店管理有限公司）
1.134	Shanghai Huiyue Hotel Management Co., Ltd.
1.135	Shanghai Fanting Hotel Management Co., Ltd.
1.136	Shanghai Yinting Hotel Management Co., Ltd.
1.137	Shanghai Guangting Hotel Management Co., Ltd.
1.138	Shanghai Lanting Hotel Management Co., Ltd.
1.139	Shanghai Baiting Hotel Management Co., Ltd.
1.140	Shanghai Chengji Hotel Management Co., Ltd.
1.141	Shanghai Xingting Hotel Management Co., Ltd.
1.142	Shanghai Baoting Hotel Management Co., Ltd.
1.143	Shanghai Fangpu Hotel Management Co., Ltd.
1.144	Shanghai Manao Hotel Management Co., Ltd.
1.145	Hangzhou Pingting Hotel Management Co., Ltd.
1.146	Hangzhou Wenxuan Hotel Management Co., Ltd.
1.147	Hangzhou Miaoting Hotel Management Co., Ltd.
1.148	Jinan Luoting Hotel Management Co., Ltd.
1.149	Xi’an Yahua Hotel Management Co., Ltd.
1.150	Xi’an Quanji Maoting Hotel Management Co., Ltd.
1.151	Kunshan Bizhu Enterprise Management Co., Ltd.
1.152	Hangzhou Yilai Hotel Chain Co., Ltd.
1.153	Huazhu Enterprise Management Co., Ltd.
1.154	Shanghai Aiqu Enterprise Management Co., Ltd.

1.155	Shanghai Wuqin Equity Fund Co., Ltd.
1.156	Huazhu Investment (Shanghai) Co., Ltd.
1.157	Shanghai Jijing Catering Co., Ltd.
1.158	Shanghai Yiju Hotel Management Co., Ltd. （上海宜桔酒店管理有限公司）
1.159	Shanghai Shangting Hotel Management Co., Ltd.
1.160	Shanghai Hongting Hotel Management Co., Ltd.
1.161	Shanghai Duting Hotel Management Co., Ltd.
1.162	Shanghai Hongxi Hotel Management Co., Ltd.
1.163	Shanghai Haoting Hotel Management Co., Ltd. （上海郝庭酒店管理有限公司）
1.164	Shanghai Tongji Hotel Management Co., Ltd.
1.165	Shanghai Chunting Hotel Management Co., Ltd.
1.166	Shanghai Moting Hotel Management Co., Ltd.
1.167	Hangzhou Ansheng Hotel Management Co., Ltd.
1.168	Suzhou Lishan Yatai Hotel Management Co., Ltd.
1.169	Suzhou Yongchangjiahe Hotel Management Co., Ltd.
1.170	Wantong Yiguan (Beijing) Hotel Management Co., Ltd.
1.171	Beijing Dongnian Hotel Co., Ltd.
1.172	Zhuhai Manneijiali Investment Development Company Limited
1.173	Guangzhou Zhongting Quanji Hotel Management Co., Ltd.
1.174	Guangzhou Didu Hotel Management Co., Ltd.
1.175	Guangzhou Bihua Hotel Management Co., Ltd.
1.176	Shanghai Hua Yu Zhou enterprise Management Co., Ltd.
1.177	Shenzhen Chengxuan Hotel Management Co., Ltd.
1.178	Shenzhen Qiquan Hotel Management Co., Ltd.
1.179	Shanghai Jizhu Investment Management Co., Ltd.
1.180	Kunshan Hanka Catering Management Co., Ltd.
1.181	Ningbo Huating Investment Consulting Co., Ltd.
1.182	Ningbo Huating Galaxy Investment Management Co., Ltd.
1.183	Shanghai Huazhu Chengxing Management Consulting Co., Ltd.
1.184	Huazhu Enterprise Management (Zhuhai Hengqin) Co., Ltd.
1.185	Hangzhou Yueli Yilai Hotel Co., Ltd.
1.186	Hangzhou Maolu Yilai Hotel Co., Ltd.
1.187	Hangzhou Qiandaohu Yilai Resort Co., Ltd.
1.188	Beijing Qitian Holiday Hotel Co., Ltd.
1.189	Beijing Crystal Orange Hotel Management Co., Ltd.
1.190	Beijing Orange Times Hotel Management Co., Ltd.
1.191	Shanghai Juchao Department Management Co., Ltd.
1.192	Guiyang Yangguang Hotel Management Co., Ltd.
1.193	Beijing Yuecheng Hotel Management Co., Ltd.
1.194	Hangzhou Zhongcheng Hotel Management Co., Ltd.
1.195	He Garden Hotel (Beijing) Co., Ltd.
1.196	Xi 'an Chengjia Fukai Hotel Management Co., Ltd.
1.197	Shanghai Shiju Catering Service Co., Ltd.
1.198	Tianjin Jizhu Information Technology Co., Ltd.
1.199	Ningbo Futing Enterprise Management Co., Ltd.
1.200	Huanmei Information Technology (Shanghai) Co., Ltd.
1.201	Huanmei International Travel Service (Shanghai) Co., Ltd.
1.202	Hanting Hesheng (Suzhou) Hotel Management Co., Ltd.
1.203	Beijing Hanting Hotel Management Co., Ltd.
1.204	Shanghai HanTing Guancheng Hotel Management Co., Ltd.
1.205	Tianjin Huazhu Finance Leasing Co., Ltd.
1.206	Jiangsu Keting Commercial and Trade Co., Ltd
1.207	Ningbo Jishi Investment Management LLP
1.208	Ningbo Jisu Investment Management LLP
1.209	Ningbo Qiji Galaxy Investment Management Center LLP
1.210	Blossom Hotel Investment Management (Kunshan) Co., Ltd.
1.211	Huazhu (Shanghai) Hotel Management Co., Ltd.
1.212	Shanghai Blossom House Investment Management Co., Ltd.
1.213	Shanghai Blossom Hotel Management Co., Ltd.

1.214	Shanghai Changguan Investment Management Co., Ltd.
1.215	Chengdu Jishun Hotel Management Co., Ltd.
1.216	Wuxi Blossom House Culture Tourism Investment Co., Ltd.
1.217	Suzhou Blossom Hotel Investment Management Co., Ltd.
1.218	Huzhou Blossom House Hotel Investment Management Co., Ltd.
1.219	Ningbo Blossom House Hotel Management Co., Ltd.
1.220	Lijiang Blossom House Hotel Management Co., Ltd.
1.221	Diqingzhou Blossom House Hotel Management Co., Ltd.
1.222	Guangzhou Huange Hotel Management Co., Ltd.
1.223	H World Technologies Pte. Ltd.
1.224	H Rewards Pte. Ltd.
1.225	Jisu Enterprise Management Co., Ltd.
1.226	Changsha Changting Hotel Management Co., Ltd.
1.227	Shanghai Huaxiang Six Catering Management Co., Ltd.
1.228	Nanjing Hongying Hotel Management Co., Ltd.
1.229	Wuxi Hanting Hotel Management Co., Ltd.
1.230	H World Hotel Management Pte. Ltd.
1.231	Shanghai Huaxiang Four Catering Management Co., Ltd.
1.232	Huazhu Cloud (Shanghai) Information Technology Co., Ltd.
1.233	Jinan Hanjia Hotel Management Co., Ltd.
1.234	Shanghai Yaoting Enterprise Management Co., Ltd.
1.235	Shanghai Xingqing Hotel Management Co., Ltd.
1.236	Elan Hotel Holdings Limited (BVI)
1.237	Elan Hotel (Hong Kong) Limited (Hong Kong)
1.238	Jihao Hotel Management (Shanghai) Co., Ltd.
1.239	Shanghai Huaye Xingkong Enterprise Management Co., Ltd.
1.240	Shanghai Juzhou Hotel Management Co., Ltd.
1.241	Yangzhou Jiting Hotel Management Co., Ltd.
1.242	Huazhu Gou (Shanghai) Trading Co., Ltd.
1.243	Ningbo Hongting Investment Management Center LLP
1.244	Shanghai Qiting Hotel Management Co., Ltd.
1.245	Qingdao Xiangye Hotel Management Co., Ltd.
1.246	Shanghai Yide Hotel Management Co., Ltd.

2.	Majority-Owned Subsidiaries
2.01	Shanghai Leshu Hotel Management Co., Ltd.	100%	equity interests owned by	Shanghai Ruiji Hotel Management Co., Ltd.
2.02	Shanghai Mingxin Hotel Management Co., Ltd.	100%	equity interests owned by	Shanghai Ruiji Hotel Management Co., Ltd.
2.03	Shanghai Mingjing Hotel Investment Management Co., Ltd.	100%	equity interests owned by	Shanghai Ruiji Hotel Management Co., Ltd.
2.04	Xiamen Leshu Hotel Management Co., Ltd.	100%	equity interests owned by	Shanghai Ruiji Hotel Management Co., Ltd.
2.05	Fuzhou Leshu Hotel Management Co., Ltd.	100%	equity interests owned by	Shanghai Ruiji Hotel Management Co., Ltd.
2.06	Changxing Longguan Culture Development Co., Ltd.	100%	equity interests owned by	Shanghai Longhua Investment Management Co. Ltd.
2.07	Suzhou Zhongzhou Express Hotel Co. Ltd.	100%	equity interests owned by	Henan Zhongzhou Express Hotel Investment Co., Ltd.
2.08	Jiaozuo Zhongzhou Express Hotel Co. Ltd.	100%	equity interests owned by	Henan Zhongzhou Express Hotel Investment Co., Ltd.
2.09	Hangzhou Yuexi Hotel Management Co., Ltd.	91.83%	equity interests owned by	Blossom Hotel Investment Management (Kunshan) Co., Ltd.
2.10	Suzhou Blossom House Hotel Management Co., Ltd.	60%	equity interests owned by	Blossom Hotel Investment Management (Kunshan) Co., Ltd.
2.11	Kunshan Zhouzhuang Blossom House Hotel Investment Management Co., Ltd.	60%	equity interests owned by	Blossom Hotel Investment Management (Kunshan) Co., Ltd.
2.12	Sichuan Blossom House Hotel Investment Management Co., Ltd.	51%	equity interests owned by	Blossom Hotel Investment Management (Kunshan) Co., Ltd.
2.13	Shanghai Longhua Investment Management Co., Ltd.	51%	equity interests owned by	Shanghai Changguan Investment Management Co., Ltd.
2.14	Guangzhou Yahua Puxin Hotel Co., Ltd.	90%	equity interests owned by	Jisu Enterprise Management Co., Ltd.
2.15	Shanghai Meixie Hotel Management Co., Ltd.	60%	equity interests owned by	Yagao Meihua Hotel Management Co., Ltd.
2.16	Shanghai Suting Hotel Management Co., Ltd.	99%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.17	Beijing Hanting Oriental Hotel Management Co., Ltd.	99%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.

2.18	Urumqi Luting Hotel Management Co., Ltd.	99%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.19	Urumqi Qiting Hotel Management Co., Ltd.	99%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.20	Chongqi Yiting Hotel Management Co., Ltd.	99%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.21	Xi’an Bangting Hotel Management Co., Ltd.	99%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.22	Shanghai Liansheng Hotel Co., Ltd.	90%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.23	Chengdu Changting Hotel Management Co., Ltd.	80%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.24	Nanjing Leting Hotel Management Co., Ltd.	80%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.25	Chengdu Yuting Hotel Management Co., Ltd.	60%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.26	Shanghai Huiting Hotel Management Co., Ltd. （上海辉庭酒店管理有限公司）	55%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.27	Chengdu HanTing Yangchen Hotel Management Co., Ltd.	51%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.28	Shanghai Dingting Hotel Management Co., Ltd.	55%	equity interests owned by	HanTing Xingkong (Shanghai) Hotel Management Co., Ltd.
2.29	Nanjing Zhuting Hotel Management Co., Ltd.	51%	equity interests owned by	HanTing Xingkong (Shanghai) Hotel Management Co., Ltd.
2.30	Hangzhou Chenji Hotel Management Co., Ltd.	51%	equity interests owned by	HanTing Xingkong (Shanghai) Hotel Management Co., Ltd.
2.31	Xi’an Jvting Hotel Management Co., Ltd.	90%	equity interests owned by	Huazhu Hotel Management Co., Ltd.
2.32	Shenzhen Nanshen Hotel Management Co., Ltd.	88%	equity interests owned by	Huazhu Hotel Management Co., Ltd.
2.33	Henan Zhongzhou Express Hotel Investment Co., Ltd.	85%	equity interests owned by	Huazhu Hotel Management Co., Ltd.
2.34	Suzhou Zhujiangnan Hotel Management Co., Ltd.	66%	equity interests owned by	Huazhu Hotel Management Co., Ltd.
2.35	Shanghai Junrui Hotel Co., Ltd.	60%	equity interests owned by	Huazhu Hotel Management Co., Ltd.
2.36	Wenzhou Yaozhu Hotel Management Co., Ltd.	60%	equity interests owned by	Huazhu Hotel Management Co., Ltd.
2.37	Yongle Huazhu Hotel & Resort Group	50%	equity interests owned by	Huazhu Hospitality (Hong Kong) Limited
2.38	Beijing Shenzhou Business Travel Hotel Investment Management Co., Ltd.	85%	equity interests owned by	Hanting (Shanghai) Enterprise Management Co., Ltd.
2.39	Shenzhen Shijie Chengjia Hotel Management Co., Ltd.	51%	equity interests owned by	Shanghai Chengge Hotel Management Co., Ltd.
2.40	Shanghai Ruicheng Hotel Management Co., Ltd.	50%	equity interests owned by	Shanghai Chengge Hotel Management Co., Ltd.
2.41	Shanghai Shenzhou Business Travel Hotel Co., Ltd.	100%	equity interests owned by	Beijing Shenzhou Business Travel Hotel Investment Management Co., Ltd.
2.42	Shanghai Ruiji Hotel Management Co., Ltd.	50%	equity interests owned by	Huazhu Investment (Shanghai) Co., Ltd.
2.43	Beijing Hualige Hotel Management Co., Ltd.	40%	equity interests owned by	Starway Hotel Management (Shanghai) Co., Ltd.
2.44	Hefei Jucheng Hotel Management Consulting Co., Ltd.	70%	equity interests owned by	Beijing Crystal Orange Hotel Management Consulting Co., Ltd.
2.45	Nanjing Jinlv Huazhu Mingri City Hotel Co., Ltd.	100%	equity interests owned by	Jiangsu Jinlv Huazhu Hotel Management Co., Ltd.
2.46	Shanghai Twelve Shichen Supply Chain Technology Co., Ltd.	90%	equity interests owned by	Jisu Enterprise Management Co., Ltd.
2.47	Zhengzhou Tiancheng Express Hotel Co. Ltd.	65% equity interests owned by Henan Zhongzhou Express Hotel Investment Co., Ltd., and 35% equity interests owned by Huazhu Hotel Management Co., Ltd.
2.48	Jiangsu Jinlv Huazhu Hotel Management Co., Ltd.	39% equity interests owned by Huazhu Hotel Management Co., Ltd., and 15% equity interests owned by Ningbo Futing Enterprise Management Co., Ltd.